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                           IRREVOCABLE VOTING PROXY


         By execution hereof, MAE GP Corporation, a Delaware corporation ("MAE GP"), appoints Angeles Mortgage Investment Trust, a California business trust
(AMIT), its true and lawful attorney and proxy, to vote all of the shares of AMIT Class B Common Stock (the "Shares") held of record by MAE GP as of the date hereof, or hereafter acquired by MAE GP on or before that date which is ten (10) years from the "Effective Date" (as such term is defined in that certain Settlement Agreement dated November 9, 1994 among AMIT, MAE GP and certain other parties, as amended), for MAE GP and in its name, place and stead, at any and all meetings of the shareholders, and otherwise to act for MAE GP in the same manner and with the same effect as if MAE GP were personally present at any such meeting and voting such securities or personally acting on any matter submitted to shareholders for approval or consent with regard to voting by AMIT shareholders on the following issues ("Proxy Issues"):

                  1.) Issues pertaining to extensions of credit or the sale (except a sale of all or substantially all of AMIT's assets), modification or refinance of loans made or to be made by AMIT to MAE GP or any person or entity which is or was an affiliate or an officer, director or trustee of an affiliate of MAE GP or an insider or an officer, director of trustee of an insider of MAE GP;

                  2.) Issues pertaining to transactions between AMIT and affiliates or insiders of MAE GP or any officer, director or trustee of an affiliate or insider of MAE GP;

                  3.) Issues pertaining to the election or appointment of any affiliate or insider of MAE GP or any officer, director or trustee of any affiliate or insider of MAE GP as an officer or trustee of AMIT.

         Provided, however, that AMIT must vote the Shares on Proxy Issues in accordance with the vote of the majority of Class A Shares voted on any Proxy Issue, such majority to be determined without consideration of the votes of "Excess Class A Shares" as defined in Paragraph 6.13 of the AMIT Declaration of Trust, dated September 1, 1988.

         As used in this Irrevocable Voting Proxy, the term "affiliate" means:

                  (A) a person or entity that directly or indirectly owns, controls, or holds with power to vote, 20 percent or more of the outstanding voting securities of MAE GP or an affiliate of MAE GP other than a person or entity that holds such securities --

                           (i) in a fiduciary  or agency  capacity  without
                  sole discretionary power to vote such securities; or

                           (ii) solely to secure a debt, if such person or
                  entity has not in fact exercised such power to vote;

                  (B) a corporation 20 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by MAE GP or an
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         affiliate of MAE GP, or by a person or entity that directly or indirectly owns, controls, or holds with power to vote, 20 percent or more of the outstanding voting securities of MAE GP or an affiliate of MAE GP, other than a person or entity that holds such securities --

                           (i) in a fiduciary  or agency  capacity  without sole
                   discretionary  power to vote such securities; or

                           (ii) solely to secure a debt, if such person or
                   entity has not in fact exercised such power to vote;

                  (C) a person or entity whose business is operated under a lease or operating agreement by MAE GP or an affiliate of MAE GP, or person or entity substantially all of whose property is operated under an operating agreement with MAE GP or an affiliate of MAE GP; or

                  (D) a person or entity that operates the business or substantially all of the property of MAE GP or an affiliate of MAE GP under a lease or operating agreement;

Provided, however, that an "affiliate" of MAE GP shall not include a person or entity who is an affiliate of MAE GP solely because he/she/it is an affiliate of AMIT (assuming "AMIT" were substituted for "MAE GP" in the above-referenced definition of the term "affiliate").

         As used in this Irrevocable Voting Proxy, the term "insider" means:

                  (E)   director of MAE GP;

                  (F)   officer of MAE GP;

                  (G)   person in control of MAE GP;

                  (H)   partnership in which MAE GP is a general partner;

                  (I)   general partner of MAE GP; or

                  (J) relative of a general partner, director, officer, or person in control of MAE GP;

                  (K)   affiliate, or insider of an affiliate of MAE GP;

                  (L)   managing agent of MAE GP.

Provided, however, that an "insider" of MAE GP shall not include a person or entity that is an "insider" of MAE GP solely because he/she/it is an "insider" or "affiliate" of AMIT (assuming "AMIT" were substituted for "MAE GP" in the above-referenced definitions of "affiliate" and "insider").
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         MAE GP authorizes AMIT to substitute any person to act under this proxy, to revoke any such substitution, and to file this proxy and any substitution or revocation of substitution with the Secretary of AMIT.

         This proxy is irrevocable until that date which is ten (10) years from the Effective Date, and is coupled with an interest.

Certificate Number       Number of Shares         Class          Shareholder
_________________        ________________         _____          ___________

   B-0002                   1,393,100               B             MAE GP
   B-0003                     282,013               B             MAE GP

DATED:  April 14, 1995             MAE GP CORPORATION,
                                   a Delaware Corporation



                                   By:      ______________________________

                                   Its:     ______________________________